SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 25 -	SUBSEQUENT EVENTS

In July 2016, the Company’s subsidiary, Hollycon, issued shares for an aggregate cash consideration of $30,943 to two new investors of which $7,736 of the proceeds were received prior to the year ended June 30, 2016. Further, the Company disposed of 0.6% of its equity interest in Hollycon for cash consideration of $464, which was received prior to the year ended June 30, 2016. The result of these two transactions resulted in dilution of the Company’s equity interest in Hollycon from 51% to 30% and loss of control. As the Company is able to exercise significant influence, they will use the equity method to account for their continuing investment in Hollycon.

On August 11, 2016, the Board of Directors approved a regular cash dividend policy pursuant to which future cash dividends are expected to be paid to holders of the Company’s ordinary shares on an annual basis out of funds legally available for such purpose. The declaration and payment of future dividends including the dividend for 2016 will be at the discretion of the Board of Directors.